EXHIBIT 99.2 DTE SPINNING OFF DTE MIDSTREAM TO CREATE SIGNIFICANT SHAREHOLDER VALUE 3Q 2020 EARNINGS CONFERENCE CALL OCTOBER 27, 2020

Safe harbor statement The information contained herein is as of the date of this document. DTE Energy expressly disclaims any current intention to update any forward-looking statements contained in this document as a result of new information or future events or developments. Words such as “anticipate,” “believe,” “expect,” “may,” “could,” “would,” “projected,” “aspiration,” “plans” and “goals” signify forward-looking statements. Forward-looking statements are not guarantees of future results and conditions but rather are subject to various assumptions, risks and uncertainties. This document contains forward-looking statements about DTE Energy’s and DTE Midstream’s financial results and estimates of future prospects, and actual results may differ materially. This document contains forward-looking statements about DTE Energy’s intent to spin-off DTE Midstream and DTE Energy’s preliminary strategic, operational and financial considerations related thereto. The statements with respect to the separation transaction are preliminary in nature and subject to change as additional information becomes available. The separation transaction will be subject to the satisfaction of a number of conditions, including the final approval of DTE Energy’s Board of Directors, and there is no assurance that such separation transaction will in fact occur. Many factors impact forward-looking statements including, but not limited to, the following: risks related to the separation transaction, including that the process of exploring the transaction and potentially completing the transaction could disrupt or adversely affect the consolidated or separate businesses, results of operations and financial condition, that the transaction may not achieve some or all of any anticipated benefits with respect to either business, and that the transaction may not be completed in accordance with DTE Energy’s expected plans or anticipated timelines, or at all; the duration and impact of the COVID-19 pandemic on DTE Energy and customers, impact of regulation by the EPA, the FERC, the MPSC, the NRC, and for DTE Energy, the CFTC and CARB, as well as other applicable governmental proceedings and regulations, including any associated impact on rate structures; the amount and timing of cost recovery allowed as a result of regulatory proceedings, related appeals, or new legislation, including legislative amendments and retail access programs; economic conditions and population changes in our geographic area resulting in changes in demand, customer conservation, and thefts of electricity and, for DTE Energy, natural gas; the operational failure of electric or gas distribution systems or infrastructure; impact of volatility of prices in the oil and gas markets on DTE Energy’s gas storage and pipelines operations and the volatility in the short-term natural gas storage markets impacting third-party storage revenues related to DTE Energy; impact of volatility in prices in the international steel markets on DTE Energy’s power and industrial projects operations; the risk of a major safety incident; environmental issues, laws, regulations, and the increasing costs of remediation and compliance, including actual and potential new federal and state requirements; the cost of protecting assets against, or damage due to, cyber incidents and terrorism; health, safety, financial, environmental, and regulatory risks associated with ownership and operation of nuclear facilities; volatility in commodity markets, deviations in weather, and related risks impacting the results of DTE Energy’s energy trading operations; changes in the cost and availability of coal and other raw materials, purchased power, and natural gas; advances in technology that produce power, store power or reduce power consumption; changes in the financial condition of significant customers and strategic partners; the potential for losses on investments, including nuclear decommissioning and benefit plan assets and the related increases in future expense and contributions; access to capital markets and the results of other financing efforts which can be affected by credit agency ratings; instability in capital markets which could impact availability of short and long-term financing; the timing and extent of changes in interest rates; the level of borrowings; the potential for increased costs or delays in completion of significant capital projects; changes in, and application of, federal, state, and local tax laws and their interpretations, including the Internal Revenue Code, regulations, rulings, court proceedings, and audits; the effects of weather and other natural phenomena on operations and sales to customers, and purchases from suppliers; unplanned outages; employee relations and the impact of collective bargaining agreements; the availability, cost, coverage, and terms of insurance and stability of insurance providers; cost reduction efforts and the maximization of plant and distribution system performance; the effects of competition; changes in and application of accounting standards and financial reporting regulations; changes in federal or state laws and their interpretation with respect to regulation, energy policy, and other business issues; contract disputes, binding arbitration, litigation, and related appeals; and the risks discussed in DTE Energy’s public filings with the Securities and Exchange Commission. 2

Participants Jerry Norcia Robert Skaggs, Jr. President & CEO, DTE Energy Director, DTE Energy Dave Ruud David Slater SVP & CFO, DTE Energy President & COO, DTE Midstream 3

Creating significant investor value Strategic spin-off of DTE Midstream business from DTE • Unlocking the full potential of our premier regulated utilities and premium natural gas midstream business − Aligning business mix with investor preferences and overall market trends leading to enhanced valuations − Increasing fit and focus at DTE while allowing Midstream1 to pursue opportunities as an independent company − Creating two companies with experienced leadership teams with proven track records − Expecting combined dividends to be higher than current dividend 2020 / 2021 business update • Increasing 2020 operating EPS2 guidance • On track to exceed operating EPS original guidance midpoint for 12th consecutive year • Positioned for success in 2021 • Increasing 2021 dividend 7% 1. Refers to DTE Midstream business, DTE’s natural gas pipeline, storage and gathering business post-transaction 2. Reconciliation of operating earnings (non-GAAP) to reported earnings included in the appendix 4

Transaction overview: delivering greater shareholder value by creating a predominantly pure-play utility and a strategically positioned high-quality midstream business DTE Energy: transforming into a best-in-class predominantly pure-play regulated utility Midstream: creating a uniquely positioned and high-quality midstream company with an experienced leadership team Delivering solid 3Q performance across all businesses and increasing 2020 guidance, with continued strong growth expected in 2021 Appendix 5

Delivering greater shareholder value by creating a predominantly regulated utility and a uniquely positioned high-quality midstream business • Positions DTE Energy as a high-growth, predominantly pure-play, best-in-class regulated Michigan-based utility • Establishes Midstream as an independent, natural gas midstream company with assets in premium basins connected to major demand markets • Enables each business to pursue separate and distinct strategies led by proven, experienced teams • Positions both companies to generate long-term shareholder value and serve their stakeholders • Provides capital allocation flexibility and capital structures that support distinct business models and growth objectives • Generates a combined dividend that is expected to be higher than DTE’s current, pre-transaction dividend − Expect 8% - 10% post-spin dividend increase from 2021 to 2022 versus planned 6% pre-spin − DTE Energy plans to continue a payout ratio and dividend growth target consistent with pure-play utility companies − Midstream plans to establish a growing dividend with an initial level competitive with midstream peers Unlocks full value of two premier businesses 6

Transaction overview • Spin-off of Midstream designed to be tax-free • Immediately after closing, DTE shareholders will: Structure − Retain current DTE shares − Receive pro-rata dividend of Midstream shares • Expected close mid-year 2021 • Multiple workstreams well underway Timing / Subject to a Form 10 registration statement being declared effective by the SEC, regulatory approvals and approvals • satisfaction of other conditions • Requires final Board of Directors approval DTE Energy Midstream • CEO: Jerry Norcia • CEO Elect: David Slater Leadership • Executive Chairman: Gerry Anderson • Executive Chairman Elect: Robert Skaggs, Jr.1 • Lead Independent Director: Ruth Shaw DTE Energy Midstream • DTE Electric • Pipelines: Vector, Millennium, NEXUS, Birdsboro, Post-transaction • DTE Gas Generation businesses • Power & Industrial Projects and Energy Trading • Storage: Washington complex • Gathering and Laterals: Bluestone, Link, Blue Union / LEAP, Tioga, Michigan Gathering 1. Expected to remain an independent Director of DTE Energy post-transaction 7

Transaction overview: delivering greater shareholder value by creating a predominantly pure-play utility and a strategically positioned high-quality midstream business DTE Energy: transforming into a best-in-class predominantly pure-play regulated utility Midstream: creating a uniquely positioned and high-quality midstream company with an experienced leadership team Delivering solid 3Q performance across all businesses and increasing 2020 guidance, with continued strong growth expected in 2021 Appendix 8

Numerous benefits for DTE Energy as a predominantly pure-play regulated utility Enhanced strategic ✓ Premier, predominantly pure-play regulated electric and natural Operating earnings transformation focus gas utility 70% 90% ✓ Substantially growing rate base with $17 billion of utility growth Post- Investments in capital investment, a 13% increase over prior plan Today transaction growth Predominantly Aligned with aggressive ESG targets, net zero greenhouse gas Diversified opportunities ✓ energy pure-play emissions by 2050 company regulated utility ✓ 5% - 7% operating EPS1 growth target from 2020 original 30% 10% Distinguished guidance midpoint growth profiles − 7% - 8% long-term operating earnings growth for DTE Electric Capital investment − 9% long-term operating earnings growth for DTE Gas Improved investor ✓ Attracts shareholders desiring predictable, low-risk growth 80% 92% alignment associated with regulated utilities Post- Previous transaction 5-year plan ✓ Track record of providing clean, safe, reliable and affordable 5-year plan2 Seasoned 2020 - 2024 energy to our customers and being a force for growth in the 2021 - 2025 management team communities where we live and serve 20% 8% Competitive ✓ Targeting dividend growth and payout ratio consistent with dividends pure-play utility peers Utility Non-utility 1. Reconciliation of operating earnings (non-GAAP) to reported earnings included in the appendix 9 2. Excludes Midstream capital

Two high-quality utilities operating in a constructive regulatory environment DTE Electric ROE Operating in Michigan, one of the nation’s most constructive regulatory jurisdictions • 10-month rate cases supported by legislation • Recovery mechanisms for renewables and gas infrastructure 10.3% 10.3% 10.1% 10.0% 10.0% • Integrated Resource Plan supports clean energy transition Industry leading cost management and continuous improvement 2015 2016 2017 2018 2019 • Controlling costs while improving the customer experience and targeting average annual rate increases below 3% Authorized ROE Earned ROE • Lowered average electric industrial customer rate by 13% DTE Gas ROE since 2012; residential bills well below national average • O&M cost control better than peers over the past decade Commitment to customer service excellence 10.5% 10.1% 10.1% 10.0% 10.0% • Nationally leading energy efficiency initiatives • Programs for low-income and senior customers • Both utilities ranked in top-quartile in residential customer 2015 2016 2017 2018 2019 satisfaction Authorized ROE Earned ROE 10 10

DTE Electric: increasing generation and distribution investments by $2 billion in 5-year plan to provide customers cleaner, more reliable energy (billions) Electric investment Cleaner energy $14 ✓ Net zero carbon emissions target by 2050 $2 ✓ 80% carbon emissions reduction target by 2040 $12 ~$1 Infrastructure renewal $2 $5 ✓ Addressing aging infrastructure and upgrading substations for current and future load growth $4 Technology innovation ✓ Focusing on grid automation, superior customer channels and enhanced cybersecurity $7 $5 2020 - 2024 Targeting 7% - 8% long-term operating earnings1 growth 2021 - 2025 Distribution infrastructure Base infrastructure Renewables Natural gas plant 1. Reconciliation of operating earnings (non-GAAP) to reported earnings included in the appendix 11

DTE Gas: replacing aging infrastructure to reduce methane emissions while improving performance, cost and productivity (billions) Gas investment Main renewal ✓ Targeting net zero greenhouse gas emissions by 2050 $3.5 ✓ Minimizing leaks to reduce costs and improve customer satisfaction Additional $3.0 $0.5 opportunity Pipeline and transmission integrity $1.4 $1.4 ✓ Upgrading and replacing aging infrastructure Technology innovation Increasing automated meter reading to improve operational ✓ $1.6 $1.6 efficiencies and customer satisfaction 2020 - 2024 2021 - 2025 Targeting 9% long-term operating earnings1 growth Infrastructure renewal Base infrastructure 1. Reconciliation of operating earnings (non-GAAP) to reported earnings included in the appendix 12

Electric and gas utilities targeting net zero emissions by 2050 DTE Electric delivering clean and reliable energy to customers DTE Electric carbon emissions reductions • 80% carbon emissions reduction by 2040; net zero by 2050 • $3 billion invested in renewable energy since 2009, increasing to nearly $5 billion by 2024 • Renewables to account for 25% - 30% of generated energy by 2030 32% 50% 80% Net Zero • Reducing customer usage with energy efficiency programs by by by by 2050 • Enabling customers to invest in renewable energy and drive Michigan to a Percent emissioncarbon reduction 2023 2030 2040 cleaner energy future DTE Gas working with suppliers, enhancing operations and partnering with 13 customers to achieve net zero greenhouse gas emissions DTE Gas greenhouse gas emissions reductions • Lowering greenhouse gas emissions by more than 6 million metric tons annually 45% • Incorporating emissions reductions as purchasing criteria 65% 80% • Continuing main renewal upgrades and operational improvements 100% • Assisting customers to reduce usage through energy efficiency programs • Exploring new initiatives such as a voluntary emissions offset program and advanced technologies such as hydrogen and carbon capture 2005 2020 2030 2040 2050 13

Transaction overview: delivering greater shareholder value by creating a predominantly pure-play utility and a strategically positioned high-quality midstream business DTE Energy: transforming into a best-in-class predominantly pure-play regulated utility Midstream: creating a uniquely positioned and high-quality midstream company with an experienced leadership team Delivering solid 3Q performance across all businesses and increasing 2020 guidance, with continued strong growth expected in 2021 Appendix 14

Midstream will be well-positioned with experienced leadership and unique, high-quality assets

Enhanced strategic focus	✓ Positioned to be a premier, publicly traded natural gas midstream company with high-quality assets strategically located in premium basins connected to major demand markets
Experienced leadership	✓ Proven, experienced leadership and highly engaged employees ✓ Among the best safety and reliability rankings in the industry
Valuable growth opportunities	✓ Highly accretive organic growth on existing platforms ✓ Contracted growth on Haynesville assets
Distinguished growth profile	✓ Assets backed by long-term contracts ✓ Diversified counterparties with solid credit profile ✓ Growing cash flows
Better investor alignment	✓ Only independent, mid-cap, gas-focused midstream investment opportunity in Marcellus / Utica and Haynesville ✓ Attracts shareholders desiring higher dividends and upside opportunities associated with high-quality midstream companies
Strong capital structure and dividend policy	✓ Improved flexibility to pursue accretive growth projects ✓ Initially targeting ~4x debt / adjusted EBITDA[1] and ~2x dividend coverage ratio[2] in 2021

DTE

1. Definition of adjusted EBITDA (non-GAAP) included in the appendix
2. The dividend coverage ratio represents the total distributable cash flow ("DCF") divided by total dividends paid to investors. DCF is a non-GAAP measure that is calculated as adjusted EBITDA less pre-tax interest expense, maintenance capex and cash taxes

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Energy industry leader with the assets, resources and capabilities to stand on its own Key markets Pipelines Ontario • 900 miles of FERC regulated gas transmission lines providing Northeast connectivity to high-quality markets Storage • 91 Bcf of FERC regulated storage capacity • Capitalizing on strategic locations to serve key markets and future load growth Midwest Gathering Mid-Atlantic & • Platform systems with 1,450 miles of gathering lines LNG • Serving some of the strongest geologies in growing natural gas basins and backed by MVCs and acreage dedications Southeast Texas Florida Louisiana & Premier natural gas platform links world class supply to growing major LNG demand markets 16

Highly focused, independent gas pipeline, storage and gathering company with proven track record (millions) Midstream operating earnings 18% CAGR $288 - $294 Consistently delivering strong financial results • 18% CAGR for operating earnings1 since 2008 $38 • Over $3.0 billion of cash generation since 2008; avoided raising additional debt and equity • 20% CAGR for adjusted EBITDA2 since 2008 Midstream adjusted EBITDA • Solid adjusted EBITDA growth; ~$700 million of 20% CAGR adjusted EBITDA expected in 2020 ~$700 $82 1. Reconciliation of operating earnings (non-GAAP) to reported earnings included in the appendix 2. Definitions of adjusted EBITDA (non-GAAP) included in the appendix 17

Diversified, long-term contracts and well-capitalized balance sheet bolster cash flow quality and growth potential

Unique midstream investment opportunity

- Only independent, mid-cap, gas-focused midstream company with exposure to the most well-positioned gas basins: Marcellus / Utica and Haynesville and connected to key demand centers

Growing cash flows

- Over 90% of revenue from contracts with average tenor of 9 - 10 years
- Diversified counterparties with solid credit profiles
- Producers hedged over 70% in 2021 at ~$2.70

Well-capitalized balance sheet and capital discipline

- Initially targeting ~4x debt / adjusted EBITDA[1] and ~2x dividend coverage ratio[2] in 2021

Visibility to long-term growth

- Organic growth on existing platforms
- Best-in-class forecasted free cash flow

Percentage of revenue from demand-based contracts or MVCs / flowing gas


100%
92%
93%
Contract credit provisions
Average contract tenor (years)
10
9
10
Regulated pipelines and storage
Gathering pipelines
Gathering

1. Definition of adjusted EBITDA (non-GAAP) included in the appendix
2. The dividend coverage ratio represents the total distributable cash flow ("DCF") divided by total dividends paid to investors. DCF is a non-GAAP measure that is calculated as adjusted EBITDA less pre-tax interest expense, maintenance capex and cash taxes.

DTE
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Transaction overview: delivering greater shareholder value by creating a predominantly pure-play utility and a strategically positioned high-quality midstream business DTE Energy: transforming into a best-in-class predominantly pure-play regulated utility Midstream: creating a uniquely positioned and high-quality midstream company with an experienced leadership team Delivering solid 3Q performance across all businesses and increasing 2020 guidance, with continued strong growth expected in 2021 Appendix 19

Strong YTD results provide confidence to increase 2020 operating earnings1 guidance; positioned for a successful 2021 Continuing strong 2020 performance Positioned for success in 2021 • 3Q operating earnings of $2.61 per share • Providing 2021 early outlook3 operating EPS range of $6.88 - $7.26 • Increasing 2020 operating EPS guidance midpoint from $6.61 to − Operating EPS midpoint of $7.07 delivers 7.0% growth from $7.00 2020 original guidance midpoint − On target with economic response cost reductions • Reaffirming 5% - 7% long-term operating EPS growth target off − Non-utilities continue to track ahead of plan 2020 original guidance • Achieved regulatory certainty • Increasing 2021 dividend 7% − DTE Electric delaying rate case to keep rates unchanged until • Primary drivers of 2021 early outlook 2022 and received approval for renewable energy plan − DTE Electric: distribution and cleaner generation investments − DTE Electric filed an innovative, one-time customer refund with − DTE Gas: continued main renewal and other infrastructure the MPSC to continue to provide regulatory certainty improvements − DTE Gas achieved settlement agreement in alignment with − GSP: organic growth on early phase platforms capital investment profile − P&I: new RNG and on-site energy projects • DTE Gas ranked 1st in Midwest for residential gas customer satisfaction by J.D. Power • GSP2 placed LEAP in service under budget and ahead of schedule 1. Reconciliation of operating earnings (non-GAAP) to reported earnings included in the appendix 2. Refers to DTE Midstream business pre-transaction 20 3. Guidance is with respect to the current consolidated pre-spin version of DTE, the spin is currently expected to occur by mid-year 2021 and any post-spin guidance will be provided later in the process

3Q 2020 operating earnings1 variance (millions, except EPS) 3Q 2019 3Q 2020 Variance Primary drivers Higher residential sales, rate implementation and DTE Electric $307 $398 $91 warmer weather offset by rate base growth costs Infrastructure recovery mechanism and lower O&M DTE Gas (38) (20) 18 costs offset by rate base growth costs Gas Storage & Pipelines 60 89 29 Blue Union / LEAP acquisition Power & Industrial Projects 49 47 (2) Lower steel-related sales offset by new projects Energy Trading 18 15 (3) Power portfolio performance Corporate & Other (45) (25) 20 Timing of taxes DTE Energy $351 $504 $153 Operating EPS $1.91 $2.61 $0.70 Avg. Shares Outstanding 184 193 1. Reconciliation of operating earnings (non-GAAP) to reported earnings included in the appendix 21

Increasing 2020 operating EPS1 guidance midpoint 6% (millions, except EPS) Original guidance Revised guidance Significant year-over-year growth DTE Electric $759 - $773 $799 - $813 • Revised guidance provides 14% growth from 2019 original guidance DTE Gas 185 - 193 185 - 193 Gas Storage & Pipelines 277 - 293 288 - 294 Guidance increase drivers • On target with economic response cost Power & Industrial Projects 133 - 148 148 - 154 reductions • Favorable summer weather Energy Trading 15 - 25 35 - 45 • Non-utilities continue to track ahead of Corporate & Other (122) - (132) (124) - (130) plan DTE Energy $1,247 - $1,300 $1,331 - $1,369 On track to exceed operating EPS original Operating EPS $6.47 - $6.75 $6.90 - $7.10 guidance midpoint for 12th consecutive year 1. Reconciliation of operating earnings (non-GAAP) to reported earnings included in the appendix 22

2021 early outlook provides 7% operating EPS1 growth over 2020 original guidance (millions, except EPS) 2021 early outlook Primary drivers DTE Electric $826 - $840 Distribution and cleaner generation investments DTE Gas 202 - 212 Continued main renewal and other infrastructure improvements Gas Storage & Pipelines2,3 296 - 312 Organic growth on early phase platforms Power & Industrial Projects 147 - 163 New RNG and on-site energy projects Energy Trading 15 - 25 Corporate & Other2 (148) - (138) Increased debt issuances DTE Energy2 $1,338 - $1,414 Operating EPS2 $6.88 - $7.26 1. Reconciliation of operating earnings (non-GAAP) to reported earnings included in the appendix 2. Guidance is with respect to the current consolidated pre-spin version of DTE, the spin is currently expected to occur by mid-year 2021 and any post-spin guidance will be provided later in the process 23 3. Adjusted EBITDA range is $710 - $750 million. Definition of adjusted EBITDA (non-GAAP) included in the appendix

Strategic separation to create two premier energy companies positioned for further growth Positioning DTE Energy as a predominantly pure-play utility ✓ ~90% operating earnings1 from and investment into utility operations ✓ Delivering clean, safe, reliable and affordable energy in top-tier regulatory environment ✓ Focusing on continued customer service excellence ✓ Continuing path to cleaner energy Establishing Midstream as an independent, natural gas midstream company ✓ Building on history of success with experienced management team ✓ Providing increased flexibility and opportunity for growth Continuing strong performance ✓ Increasing operating EPS guidance for 2020 ✓ Strong outlook for 2021 ✓ Increasing 2021 dividend 7% ✓ Reaffirming 5% - 7% long-term operating EPS growth from 2020 original guidance midpoint 1. Reconciliation of operating earnings (non-GAAP) to reported earnings included in the appendix 24

VISIT US: DTE INVESTOR RELATIONS 2020 ESG REPORT 2019 - 2020 CORPORATE CITIZENSHIP HIGHLIGHTS

Transaction overview: delivering greater shareholder value by creating a predominantly pure-play utility and a strategically positioned high-quality midstream business DTE Energy: transforming into a best-in-class predominantly pure-play regulated utility Midstream: creating a uniquely positioned and high-quality midstream company with an experienced leadership team Delivering solid 3Q performance across all businesses and increasing 2020 guidance, with continued strong growth expected in 2021 Appendix 26

DTE Electric and DTE Gas regulatory update DTE Electric DTE Gas • General rate case final order (U-20561) • General rate case settlement approved August 2020 (U-20642) − Effective: May 15, 2020 − Effective: October 1, 2020 − Rate recovery: $188 million − Rate recovery: $110 million along with $20 million of − ROE: 9.9% accelerated deferred tax amortization − Capital structure: 50% equity, 50% debt − ROE: 9.9% − Rate base: $17.9 billion − Capital structure: 52% equity, 48% debt • Renewable energy plan (U-18232) − Received order: July 9, 2020 − 350 MW of additional renewable energy by 2022 (225 MW of wind and 125 MW of solar) • Alternative rate case strategy (U-20835) − Received order: July 9, 2020 − Delays rate case filing until 2021 • Voluntary renewable plan (U-20713) − Filed: August 31, 2020 − Additional 420 MW of solar by 2022 • Innovative, one-time customer refund regulatory liability − Filed: October 26, 2020 27

Maintaining strong cash flow, balance sheet and credit profile (billions) • $166 million equity issued through 3Q with internal mechanisms Planned equity issuances 2020 - 2022 • Maintaining strong investment-grade credit rating and FFO1 / Debt2 target at 18% $1.3 • $3.5 billion of available liquidity at end of 3Q 2020 Convertible equity units $0.1 - $0.4 ~$0.2 Credit ratings S&P Moody’s Fitch DTE Energy BBB Baa2 BBB (unsecured) 2020 2021 2022 DTE Electric $1.6 - $1.9 A Aa3 A+ (secured) DTE Gas A A1 A (secured) 1. Funds from Operations (FFO) is calculated using operating earnings 2. Debt excludes a portion of DTE Gas’ short-term debt and considers 50% of the junior subordinated notes and 100% of the convertible equity units as equity 28

Updating 2020 cash flow and capital expenditures guidance Cash flow Capital expenditures (billions) (millions) Original Revised Original Revised guidance guidance guidance guidance DTE Electric Cash from operations1 $3.0 $3.5 Base infrastructure $680 $800 Capital expenditures (4.5) (4.5) New generation 1,050 900 Free cash flow ($1.5) ($1.0) Distribution infrastructure 850 880 Dividends ($0.8) ($0.8) $2,580 $2,580 Net cash ($2.3) ($1.8) DTE Gas Base infrastructure $270 $270 Debt financing Main renewal 300 300 Issuances $3.0 $3.7 Redemptions (0.7) (1.5) $570 $570 Change in debt $2.3 $2.2 Non-utility $1,200 - $1,400 $1,200 - $1,400 2 Cash on hand increase - $0.4 Total $4,350 - $4,550 $4,350 - $4,550 1. Includes equity issued for employee benefit programs 2. Cash on hand due to pull-forward of debt issuances for increased liquidity 29

Cash flow and capital expenditures actuals Cash flow Capital expenditures (billions) (millions) YTD 2019 YTD 2020 YTD 2019 YTD 2020 Cash from operations1 $1.9 $2.8 DTE Electric Base infrastructure $524 $676 Capital expenditures (2.8) (3.5) Free cash flow ($0.9) ($0.7) New generation 384 631 Distribution infrastructure 699 669 Other (0.1) - $1,607 $1,976 Dividends (0.5) (0.6) DTE Gas Net cash ($1.5) ($1.3) Base infrastructure $179 $184 Main renewal 196 202 Debt financing Issuances $1.5 $2.9 $375 $386 Redemptions - (0.7) Change in debt $1.5 $2.2 Non-utility $853 $1,126 Total $2,835 $3,488 Cash on hand increase2 - $0.9 1. Includes equity issued for employee benefit programs 2. Cash on hand due to pull-forward of debt issuances for increased liquidity 30

Weather impact on sales DTE Electric DTE Gas Cooling degree days Heating degree days % YTD YTD % % YTD YTD % 3Q 2019 3Q 2020 3Q 2019 3Q 2020 Change 2019 2020 Change Change 2019 2020 Change Actuals 702 697 (1%) 852 956 12% Actuals 57 135 137% 4,336 3,982 (8%) Normal 580 580 0% 795 795 0% Normal 121 115 (5%) 4,143 4,184 1% Deviation Deviation 21% 20% 7% 20% (53%) 17% 5% (5%) from normal from normal Operating earnings1 impact of weather Operating earnings impact of weather (millions) (per share) (millions) (per share) 3Q YTD 3Q YTD 3Q YTD 3Q YTD 2019 $34 $27 $0.18 $0.14 2019 ($2) $10 ($0.01) $0.06 2020 $44 $44 $0.23 $0.23 2020 $1 ($12) $0.01 ($0.06) Weather normal sales (GWh) YTD 2019 YTD 2020 % Change Residential 11,342 12,211 8% Commercial 14,972 13,791 (8%) Industrial 8,852 7,179 (19%) Other 162 157 (3%) 35,328 33,338 (6%) 1. Reconciliation of operating earnings (non-GAAP) to reported earnings included in the appendix 31

3Q and YTD Energy Trading reconciliation of operating earnings1 to economic net income (millions) Energy Trading reconciliation 3Q 2019 3Q 2020 Operating earnings $18 $15 • Economic net income equals economic gross margin3 minus O&M expenses and taxes Accounting adjustments2 (8) (9) • DTE Energy management uses economic net income as one of Economic net income $10 $6 the performance measures for external communications with analysts and investors YTD 2019 YTD 2020 • Internally, DTE Energy uses economic net income as one of the measures to review performance against financial targets and Operating earnings $21 $34 budget Accounting adjustments2 7 2 Economic net income $28 $36 1. Reconciliation of operating earnings (non-GAAP) to reported earnings included in the appendix 2. Consists of 1) the income statement effect of not recognizing changes in the fair market value of certain non-derivative contracts including physical inventory and capacity contracts for transportation, transmission and storage. These contracts are not marked-to-market, instead are recognized for accounting purposes on an accrual basis and 2) operating adjustments for unrealized marked-to-market changes of certain derivative contracts 32 3. Economic gross margin is the change in net fair value of realized and unrealized purchase and sale contracts including certain non-derivative contract costs

Visibility into highly accretive Midstream growth projects Platforms Regulation Phase Growth opportunities Blue Union Early Gathering build-outs Gathering build-outs / compression / LEAP System Early market connections NEXUS Pipeline FERC Early Compression / market connections Generation Pipeline PUCO1 Early Market connections Link Lateral and Gathering Early / Mid Gathering build-outs Bluestone Advanced Market connections Compression / Vector Pipeline FERC Advanced bi-directional service / market connections Compression / Millennium Pipeline FERC Advanced bi-directional service / market connections Storage MPSC / FERC Advanced Compression 1. Public Utility Commission of Ohio 33

Midstream leadership biographies



David Slater
President & CEO Elect, Midstream

Slater has over 30 years of experience in the energy industry, where he has worked in both commercial business development and operational roles.

Currently, Slater is president and COO of DTE Midstream and has been a member of DTE Energy's executive leadership team since 2015. Slater joined DTE Energy in 2011 as senior vice president of DTE Gas Storage & Pipelines Company and DTE Pipeline Company and was promoted to executive vice president of DTE Midstream/GS&P in 2014.

Prior to joining DTE Energy, Slater held various senior management positions at Goldman Sachs and Nexen Marketing, a top-10 North American Energy merchant.

Slater is a member of the board of directors for Millennium Pipeline, Vector Pipeline, Nexus Gas Transmission and the elected chairman of INGAA (Interstate Natural Gas Association of America). He is the elected board chairman of a local faith-based organization and director of a charitable faith-based foundation.

Slater earned a master's degree in Business Administration and an honors degree in Business Commerce from the University of Windsor.



Robert Skaggs, Jr.
Executive Chairman Elect, Midstream

Skaggs has over 35 years of experience in the energy industry, including leading companies in the midstream, pipeline and regulated utility sectors.

From 2005 through 2015, Skaggs served as president and CEO of NiSource, Inc., a Fortune 500 energy holding company engaged in natural gas and electric utilities and the gas storage and pipeline business. In this role, he executed NiSource's successful spin-off of Columbia Pipeline Group, Inc., a gas pipeline, storage and gathering and processing business, in mid-2015. Earlier in 2015, Skaggs executed the successful IPO of Columbia Gas Pipeline Partners MLP. Skaggs served as chairman and CEO of Columbia Pipeline Group and Columbia Gas Pipeline Partners from 2015 through 2016.

Prior to serving as president of NiSource from 2004 to 2005, Skaggs was executive vice president, regulated revenue for NiSource, responsible for developing regulatory strategies and leading external relations across all of the corporation's energy distribution markets as well as its extensive interstate pipeline system.

Skaggs has served as director of DTE Energy since 2017. Skaggs also serves as a director of Team, Inc. He also is past chairman of the American Gas Association's board of directors and has served in leadership roles for a variety of charitable, community and civic efforts.

Skaggs earned a bachelor's degree in economics from Davidson College, a law degree from West Virginia University and a master's degree in business administration from Tulane University.

DTE

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2019 - 2020 reconciliation of reported to operating earnings (non-GAAP) and operating EPS (non-GAAP) Use of Operating Earnings Information – DTE Energy management believes that operating earnings provide a more meaningful representation of the company’s earnings from ongoing operations and uses operating earnings as the primary performance measurement for external communications with analysts and investors. Internally, DTE Energy uses operating earnings to measure performance against budget and to report to the Board of Directors. (earnings per share2) Adjustments key A) Post-acquisition settlement recorded in Other (Income) and Deductions – Other income B) Certain adjustments resulting from derivatives being marked-to-market without revaluing the underlying non-derivative contracts and assets – recording in Operating Expenses – Fuel, purchased power, and gas – non-utility 1. Excluding tax related adjustments, the amount of income taxes was calculated using a combined federal and state income tax rate of 25% for Energy Trading for the three months ended September 30, 2020 and September 30, 2019, and 27% for Gas Storage and Pipelines for the three months ended September 30, 2020. 35 2. Per share amounts are divided by Weighted Average Common Shares Outstanding – Diluted, as noted on the Consolidated Statements of Operations (Unaudited).

2008 reconciliation of GSP reported Adjusted EBITDA is a non-GAAP to operating earnings (non-GAAP) measure (millions) (millions) Use of Operating Earnings Information – DTE Energy management believes that operating Adjusted EBITDA is calculated using net income, the most comparable GAAP measure and earnings provide a more meaningful representation of the company’s earnings from ongoing adding back expenses for interest, taxes, depreciation and amortization. Adjusted EBITDA also operations and uses operating earnings as the primary performance measurement for external includes an adjustment for DTE’s proportional share of joint venture net income, excluding communications with analysts and investors. Internally, DTE Energy uses operating earnings to taxes and depreciation. measure performance against budget and to report to the Board of Directors. For GSP, DTE Energy management believes that Adjusted EBITDA is a meaningful disclosure to investors as it is more commonly used as the primary performance measurement for external communications with analysts and investors in the Midstream industry. Reconciliation of net income to Adjusted EBITDA as projected for full-year 2020 is not provided. We do not forecast net income as we cannot, without unreasonable efforts, estimate 2008 Gas Storage & Pipelines or predict with certainty the components of net income. These components, net of tax, may include, but are not limited to, impairments of assets and other charges, divesture costs, Reported earnings $ 38 acquisition costs, or changes in accounting principles. All of these components could significantly impact such financial measures. At this time, management is not able to estimate Adjustments - the aggregate impact, if any, of these items on future period reported earnings. Accordingly, we are not able to provide a corresponding GAAP equivalent for Adjusted EBITDA. Operating earnings $ 38 2008 Gas Storage & Pipelines Reported earnings $ 38 Interest expense 6 Income taxes 24 Depreciation, depletion & amortization 5 Adjustment for joint venture net income 9 Adjusted EBITDA $ 82 36

Reconciliation of reported to operating earnings (non-GAAP) Use of Operating Earnings Information – Operating earnings exclude non-recurring items, certain mark-to-market adjustments and discontinued operations. DTE Energy management believes that operating earnings provide a more meaningful representation of the company’s earnings from ongoing operations and uses operating earnings as the primary performance measurement for external communications with analysts and investors. Internally, DTE Energy uses operating earnings to measure performance against budget and to report to the Board of Directors. In this presentation, DTE Energy provides guidance for future period operating earnings. It is likely that certain items that impact the company’s future period reported results will be excluded from operating results. A reconciliation to the comparable future period reported earnings is not provided because it is not possible to provide a reliable forecast of specific line items (i.e. future non-recurring items, certain mark-to-market adjustments and discontinued operations). These items may fluctuate significantly from period to period and may have a significant impact on reported earnings. 37